UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 2, 2005

                             SONOCO PRODUCTS COMPANY


                            Commission File No. 0-516

Incorporated under the laws                       I.R.S. Employer Identification
     of South Carolina                                    No. 57-0248420

                             One North Second Street
                               Post Office Box 160
                      Hartsville, South Carolina 29551-0160
                             Telephone: 843-383-7000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))





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Section 5 - Corporate Governance and Management

       Item 5.02  Departure of  Directors  or Principal  Officers;  Election  of
                  Directors: Appointment of Principal Officers

       On February 2, 2005, Hugh L. McColl, Jr., a director of the registrant notified the registrant's board of directors that he would retire from the board of directors at the end of his current term of office (the 2005 Annual Meeting of Shareholders) and not seek reelection.





























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       SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SONOCO PRODUCTS COMPANY



Date:  February 8, 2005           By: /s/ C.J. Hupfer
                                  ----------------------------------------------
                                   C.J. Hupfer
                                   Vice President and Chief Financial Officer





































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